UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

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              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

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                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2004

                   DATE OF REPORTING PERIOD: NOVEMBER 30, 2004

ITEM 1.    REPORTS TO STOCKHOLDERS.

[Cover Graphic of Compass Omitted]

                           CHARTWELL
                           DIVIDEND AND
                           INCOME FUND, INC.

                           ANNUAL REPORT TO SHAREHOLDERS
                           DATED NOVEMBER 30, 2004


[Chartwell Logo Omitted]   CHARTWELL INVESTMENT
                           PARTNERS

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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LETTER TO SHAREHOLDERS

Driven by an economic revival and low interest rates, the equity and fixed income markets completed a strong year during the Fund's fiscal year ended November 30, 2004. High-yield corporate bonds posted a solid 11.7% gain for the year ended November 30, 2004 (Merrill Lynch High Yield Cash Pay Index). Continued strength in the U.S. economy led to credit improvement in virtually every sector of the market. With the economic recovery firmly entrenched, the Federal Reserve (Fed) began raising short term interest rates in June. Short-term yields, as measured by the 2-year Treasury Note, rose nearly 90 basis points, while the yield on the 10-year Treasury finished the year essentially unchanged at 4.35%. High yield issuers took advantage of low rates and strong credit conditions to sell $156 billion of high yield bonds during 2004, a new record.


                 HIGH YIELD PREMIUM OVER TREASURIES ("SPREAD")
(Source: Merrill Lynch, Bloomberg: November 30, 1995-November 30, 2004)

[Line Graph Omitted]
Plot points follow:

Date     HY Index Spread (basis points)
Nov-95   387
Dec-95   396
Jan-96   366
Feb-96   321
Mar-96   325
Apr-96   300
May-96   282
Jun-96   306
Jul-96   298
Aug-96   275
Sep-96   270
Oct-96   297
Nov-96   305
Dec-96   266
Jan-97   260
Feb-97   243
Mar-97   258
Apr-97   271
May-97   243
Jun-97   241
Jul-97   242
Aug-97   230
Sep-97   234
Oct-97   272
Nov-97   266
Dec-97   269
Jan-98   271
Feb-98   261
Mar-98   260
Apr-98   271
May-98   293
Jun-98   350
Jul-98   351
Aug-98   502
Sep-98   573
Oct-98   613
Nov-98   530
Dec-98   555
Jan-99   550
Feb-99   507
Mar-99   510
Apr-99   464
May-99   467
Jun-99   465
Jul-99   444
Aug-99   465
Sep-99   489
Oct-99   499
Nov-99   470
Dec-99   453
Jan-00   461
Feb-00   496
Mar-00   584
Apr-00   596
May-00   618
Jun-00   615
Jul-00   617
Aug-00   641
Sep-00   664
Oct-00   757
Nov-00   874
Dec-00   881
Jan-01   739
Feb-01   729
Mar-01   760
Apr-01   739
May-01   703
Jun-01   739
Jul-01   745
Aug-01   731
Sep-01   914
Oct-01   865
Nov-01   752
Dec-01   734
Jan-02   697
Feb-02   722
Mar-02   621
Apr-02   601
May-02   643
Jun-02   781
Jul-02   874
Aug-02   882
Sep-02   966
Oct-02   974
Nov-02   800
Dec-02   802
Jan-03   747
Feb-03   757
Mar-03   696
Apr-03   576
May-03   614
Jun-03   554
Jul-03   488
Aug-03   477
Sep-03   483
Oct-03   415
Nov-03   401
Dec-03   368
Jan-04   360
Feb-04   381
Mar-04   392
Apr-04   351
May-04   383
Jun-04   371
Jul-04   369
Aug-04   381
Sep-04   372
Oct-04   355
Nov-04   311


                HIGH YIELD DEFAULT RATES: TRAILING TWELVE MONTHS
                               (Source: Moody's)

[Line Graph Omitted]
Plot points follow:

Date     Global Percentage of Issuers Default Rate
Nov-95   3.17
Dec-95   3.26
Jan-96   3.26
Feb-96   3.37
Mar-96   3.43
Apr-96   3.21
May-96   2.85
Jun-96   2.84
Jul-96   2.63
Aug-96   2.21
Sep-96   2.17
Oct-96   1.95
Nov-96   1.64
Dec-96   1.64
Jan-97   1.71
Feb-97   1.59
Mar-97   1.58
Apr-97   1.37
May-97   1.60
Jun-97   1.59
Jul-97   1.84
Aug-97   2.00
Sep-97   2.06
Oct-97   2.12
Nov-97   2.27
Dec-97   2.01
Jan-98   2.07
Feb-98   2.37
Mar-98   2.35
Apr-98   2.63
May-98   2.69
Jun-98   2.96
Jul-98   2.80
Aug-98   2.69
Sep-98   2.62
Oct-98   2.66
Nov-98   2.80
Dec-98   3.41
Jan-99   3.49
Feb-99   3.59
Mar-99   3.82
Apr-99   4.20
May-99   4.80
Jun-99   4.85
Jul-99   5.32
Aug-99   5.52
Sep-99   5.84
Oct-99   5.97
Nov-99   5.85
Dec-99   5.56
Jan-00   5.53
Feb-00   5.53
Mar-00   5.67
Apr-00   5.67
May-00   5.40
Jun-00   5.55
Jul-00   4.96
Aug-00   5.21
Sep-00   5.31
Oct-00   4.96
Nov-00   5.44
Dec-00   6.15
Jan-01   6.69
Feb-01   7.09
Mar-01   7.84
Apr-01   8.03
May-01   8.09
Jun-01   8.29
Jul-01   8.90
Aug-01   9.37
Sep-01   9.71
Oct-01  10.19
Nov-01  10.22
Dec-01  10.60
Jan-02  10.89
Feb-02  10.73
Mar-02  10.60
Apr-02  10.57
May-02  10.70
Jun-02  10.54
Jul-02  10.33
Aug-02  10.02
Sep-02   9.78
Oct-02   9.29
Nov-02   8.94
Dec-02   8.44
Jan-03   7.64
Feb-03   7.65
Mar-03   6.94
Apr-03   6.73
May-03   6.57
Jun-03   6.08
Jul-03   5.80
Aug-03   6.13
Sep-03   5.97
Oct-03   6.01
Nov-03   5.44
Dec-03   5.25
Jan-04   5.12
Feb-04   4.52
Mar-04   4.37
Apr-04   4.13
May-04   3.58
Jun-04   3.49
Jul-04   3.02
Aug-04   2.31
Sep-04   2.32
Oct-04   2.36
Nov-04   2.41


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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Signs of economic strength also fueled the equity markets during 2004. For the fiscal year ended November 30, 2004, the Standard & Poor's (S&P) 500 Index returned 12.9%. Economic conditions improved as evident by strong growth in gross domestic product (GDP), which grew at 7.4% in the first quarter, 6.6% in the second quarter, 5.3% in the third quarter, and is expected to be in the range of 3-4% in the fourth quarter. The Fed has also contributed to the economic revival by reiterating its intentions to raise rates at a moderate pace. Further, corporate earnings continue to grow with expected growth in S&P 500 reported earnings of 21% in 2004.

Our stock market outlook for 2005 remains cautiously optimistic. Low interest rates, continued momentum in GDP and corporate earnings, and a potential improvement in job growth could provide moderate equity returns for 2005. Similarly, we remain positive on our outlook for the high yield market due to expectations for strong credit quality and low default rates. As noted in previous letters to shareholders, geopolitical risk and the threat of terrorism are among the risks that could lead to substantial market volatility. An acceleration in the pace of anticipated interest rate increases by the Fed may also pose a risk in the upcoming year. However, interest rates are currently very low by historical standards, and current indications suggest that the Fed should maintain its recent trend of moderate rate increases. Finally, high-yielding securities have historically demonstrated a low correlation with Treasuries and a positive correlation with the economy.

Thank you for your continued support of the portfolio management team and of the Chartwell Dividend and Income Fund.



Sincerely,

/s/Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND



/s/Bernard P. Schaffer                       /s/Andrew S. Toburen

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
EQUITY                                       FIXED INCOME

Colleen A. Smith                             Christine F. Williams
EQUITY ANALYST/PORTFOLIO MANAGER             PORTFOLIO MANAGER
EQUITY                                       FIXED INCOME

                                             Paul Matlack
                                             PORTFOLIO MANAGER
                                             FIXED INCOME


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2004?

[Bar Chart Omitted]
Plot points follow:

                                  TOTAL RETURN
                       FISCAL YEAR ENDED NOVEMBER 30, 2004

                                                    Merill Lynch
                                                     High Yield
                   CWF Stock        S&P 500        Cash Pay Index
                     14.0%           12.9%              11.7%

During the fiscal year ended November 30, 2004, the Chartwell Dividend and Income Fund advanced 18.0% on a Net Asset Value basis (NAV) and 14.0% on a market basis, assuming reinvestment of dividends for both return calculations. In comparison, the S&P 500 Index advanced 12.9% and the Merrill Lynch High Yield Cash Pay bond index returned 11.7%.


WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

[Bar Chart Omitted]
Plot points follow:


                                  TOTAL RETURN
                       FISCAL YEAR ENDED NOVEMBER 30, 2004

                                              Morgan        Merrill Lynch
          CWF     CWF High                  Stanley REIT      High Yield
        Equities    Yield       S&P 500        Index          Cash Pay
          15.2%     12.3%        12.9%         29.3%            11.7%

The equity portion of the Fund benefited significantly from a large exposure to Real Estate Investment Trusts (REIT's). The Morgan Stanley REIT Index advanced 29.3% driven by investor preference for high-yielding securities given the low interest rate environment. Some of the best performing REIT's in the Fund included RECKSON ASSOCIATES (RA), SL GREEN (SLG), BOSTON PROPERTIES


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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(BXP) and DUKE REALTY (DRE). Other stocks in the Fund that performed well included BANK OF AMERICA (BAC), WASHINGTON MUTUAL (WM) and ALLIANCE CAPITAL MANAGEMENT (AC). In addition to the financial sector, the Fund benefited from a large exposure to tobacco stocks, which have recently reacted well to improving fundamentals and a more favorable legal environment.

The high yield portion of the Fund outperformed its benchmark due to strong individual credit selection and an overweight in cyclically sensitive issuers. Top contributors to performance over the past year included BETTER MINERALS & AGGREGATES, AES CORPORATION, VERTIS, INC. and OREGON STEEL.


DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDERPERFORM RELATIVE TO YOUR EXPECTATIONS?

Some of our Technology stocks underperformed during the fiscal year, including LSI LOGIC (LSI), HEWLETT-PACKARD (HPQ) and NOKIA (NOK). Both NOKIA and HEWLETT-PACKARD suffered from margin contraction due to a negative mix shift as consumers purchased lower margin products. LSI LOGIC, along with other semiconductor companies, was weak due to a slower than expected pick-up in demand, resulting in high inventory levels that need to be worked down. Technology, in addition to Healthcare and Consumer Staples stocks, generally underperformed the market during this 12-month period.

[Bar Chart Omitted]
Plot points follow:

                         S&P 500 TOTAL RETURN BY SECTOR
                      (Fiscal Year Ended November 30, 2004

            Energy  52
         Utilities  29
Telecommunications
          Services  27
             REITS  26
       Industrials  23
   Basic Materials  23
          Consumer
     Discretionary  12
        Financials  11
          Consumer
           Staples  6
        Technology  2
       Health Care  2

On the Fixed Income side, the Fund lost money in PORTOLA PACKAGING and INTEGRATED ELECTRICAL SERVICES. Returns across various industries were closely bunched this year, with the exception of abnormally high returns in steel issues. Generally speaking, cyclical sectors outperformed defensive sectors.


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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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Bar Chart Omitted]
Plot points follow:


                 HIGH YIELD INDUSTRY PERFORMANCE 11/03 - 11/04
                            (Source: Merrill Lynch)

            Steel  29.1
        Chemicals  16.5
         Consumer  15.7
        CCC INDEX  15.6
           Energy  15.3
        Utilities  12.8
         Bldg Mat  12.6
          B INDEX  11.9
         Services  11.7
         HY INDEX  11.7
            Paper  11.6
       Automotive  11.0
           Gaming  10.9
         Cable TV  10.8
       Publishing  10.5
         Food/Bev  10.2
       Healthcare  10.0
         BB INDEX  9.8
       Technology  9.6
     Homebuilding  9.1
          Telecom  8.3



WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE FISCAL YEAR?

During the fiscal year, we added more higher-yielding, high-quality stocks to the portfolio, thereby raising the overall yield on our equity portfolio slightly. Some of the stocks we added include LYONDELL-PETROCHEMICAL (LYO), KERR-MCGEE (KMG), and SBC COMMUNICATIONS (SBC). To fund these purchases, we sold some of our lower-yielding stocks such as INTERNATIONAL BUSINESS MACHINES (IBM) and ACCENTURE (ACN).

Recent additions to the fixed income side of the Fund include CABLEVISION SYSTEMS, ROGERS WIRELESS, and WILLIAMS SCOTSMAN. Cablevision and ROGERS WIRELESS are core holdings in the cable television and wireless communications industries. Both companies have large market shares and strong business fundamentals, in our opinion. WILLIAMS SCOTSMAN, a leading provider of mobile offices and modular classrooms, is experiencing increased demand due to the growing economy.

We also added $5 million in leverage to the Fund making the total leverage position $55 million. Leverage now comprises approximately 27% of the Fund's gross assets, below the Fund's maximum leverage ability of 33%.


HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE FISCAL YEAR?

As of November 30, 2004, the Fund was trading at a closing price of $10.03, a premium of 11.9% to its Net Asset Value (NAV) of $8.96. At the end of the last fiscal year ended November 30, 2003, the Fund was trading at a closing price of $9.80, a premium of 15.0% to its NAV of $8.52. Throughout the period, the Fund traded between $8.25 and $10.68 and between a 3.3% discount and a 19.1% premium.


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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[Line Graph Omitted]
Plot points follow:

                HISTORY OF FUND PRICE, NAV AND PREMIUM/DISCOUNT
            (SOURCE: BLOOMBERG, FISCAL YEAR ENDED NOVEMBER 30, 2004)

           PRICE    NAV
11/28/03    9.80    8.52
12/3/03     9.84    8.61
12/10/03    9.83    8.64
12/17/03   10.04    8.64
12/24/03    9.64    8.75
12/31/03    9.70    8.85
1/7/04      9.90    8.94
1/14/04    10.39    9.05
1/21/04    10.63    9.10
1/28/04    10.40    9.06
2/4/04     10.15    9.02
2/11/04    10.60    9.19
2/18/04    10.52    9.12
2/25/04    10.18    9.08
3/3/04     10.08    9.20
3/10/04    10.28    9.12
3/17/04    10.13    9.02
3/24/04    10.04    8.81
3/31/04    10.19    9.02
4/7/04      9.95    8.98
4/14/04     9.85    8.76
4/21/04     9.31    8.62
4/22/04     8.84    8.71
4/23/04     8.40    8.69
4/26/04     8.45    8.69
4/27/04     8.73    8.72
4/28/04     9.13    8.63
5/5/04      9.09    8.60
5/12/04     9.00    8.30
5/19/04     9.04    8.19
5/26/04     9.26    8.39
6/2/04      9.19    8.46
6/9/04      9.12    8.49
6/16/04     9.20    8.41
6/23/04     8.95    8.52
6/30/04     9.00    8.58
7/7/04      9.11    8.55
7/14/04     9.18    8.53
7/21/04     9.11    8.38
7/28/04     9.21    8.34
8/4/04      9.63    8.41
8/11/04     9.54    8.35
8/18/04     9.54    8.38
8/25/04     9.60    8.47
9/1/04      9.83    8.53
9/8/04      9.94    8.63
9/15/04    10.05    8.64
9/22/04     9.99    8.55
9/29/04     9.93    8.58
10/6/04    10.04    8.72
10/13/04   10.10    8.65
10/20/04   10.00    8.49
10/27/04   10.09    8.64
11/3/04    10.04    8.79
11/10/04   10.10    8.92
11/17/04   10.12    8.94
11/24/04   10.08    8.99
11/30/04   10.03    8.96


           PREMIUM DISCOUNT
11/28/03   15.02
12/3/03    14.29
12/10/03   13.77
12/17/03   16.20
12/24/03   10.17
12/31/03    9.61
1/7/04     10.74
1/14/04    14.81
1/21/04    16.81
1/28/04    14.79
2/4/04     12.53
2/11/04    15.34
2/18/04    15.35
2/25/04    12.12
3/3/04      9.56
3/10/04    12.72
3/17/04    12.31
3/24/04    13.96
3/31/04    12.97
4/7/04     10.80
4/14/04    12.44
4/21/04     8.01
4/22/04     1.49
4/23/04    -3.34
4/26/04    -2.76
4/27/04     0.12
4/28/04     5.79
5/5/04      5.7
5/12/04     8.43
5/19/04    10.38
5/26/04    10.37
6/2/04      8.63
6/9/04      7.42
6/16/04     9.39
6/23/04     5.05
6/30/04     4.90
7/7/04      6.55
7/14/04     7.62
7/21/04     8.71
7/28/04    10.43
8/4/04     14.51
8/11/04    14.25
8/18/04    13.84
8/25/04    13.34
9/1/04     15.24
9/8/04     15.18
9/15/04    16.32
9/22/04    16.84
9/29/04    15.73
10/6/04    15.14
10/13/04   16.76
10/20/04   17.79
10/27/04   16.78
11/3/04    14.22
11/10/04   13.23
11/17/04   13.2
11/24/04   12.13
11/30/04   11.94


WHAT IS YOUR CURRENT OUTLOOK FOR THE EQUITY AND FIXED INCOME MARKETS?

We remain cautiously constructive on the outlook for the equity market. For the first part of 2004, the market moved sideways due to several widely-held concerns: the outcome of the presidential election, terrorism threats, and rising crude oil prices. In August, better than expected corporate earnings growth sparked a market recovery, which was further fueled by the re-election of President Bush in November. Despite the recent stock market move upwards, we believe the combination of moderate earnings growth, reasonable valuation and low rates of interest could provide the foundation for continued moderate equity returns going forward.

In the current environment, where corporate credit quality is generally strong, our outlook for the high yield market is positive. The trailing 12-month default rate, at 2.4%, is low by historical standards, and is expected to remain low over the coming year, according to Moody's Investors Service. Against a backdrop of strong credit quality and low defaults, high yield bonds remain attractive for fixed income investors, as evidenced by over $4 billion of inflows into public


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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high yield mutual funds during the second half of 2004. Looking into 2005, we are encouraged by the recent increase in IPO's and merger and acquisition activity. If stronger balance sheets and rising equity capitalizations persist, consolidations and takeovers could be additive to the market's future performance. At this point, we see two significant risks to our market outlook. The first is a geopolitical risk related to some unforeseen world event, while the second would involve the Federal Reserve raising short term interest rates at a faster pace than anticipated. While modestly higher interest rates may be a headwind in the year ahead, historically high yield has demonstrated a low correlation with Treasuries and positive correlation with the economy.


HOW IS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?

[Pie Chart Omitted]
Plot points follow:

                       CWF (AS A % OF) TOTAL INVESTMENTS
                            As of November 30, 2004

Cash          1%
Fixed Income 39%
Equities     60%



As of November 30, 2004, the percentage of the Fund's total investments held in equities and fixed income was 60% and 39%, respectively.

Regarding equities, we believe the market may continue to favor high-yielding stocks given the low level of interest rates. In addition to lower tax rates on qualifying dividends, a slowing of earnings growth from the prior year should focus investor attention on total return investing. We are currently overweight in Financial stocks given their high yields and attractive valuations. Although REIT's have experienced strong performance this year, we continue to believe investors will be attracted to the dividend yields of REIT's. The Fund is also overweight in Basic Materials stocks given the increase in worldwide demand for commodities as China, India and other emerging economies expand. The Fund is underweight in the Technology and Consumer Discretionary sectors, as these are areas with the less attractive valuations and offer lower dividend yields.


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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
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[Pie Chart Omitted]
Plot points follow:

                             FUND EQUITY ALLOCATION
                           (as of November 30, 2004)

Cash                      1%
Fixed Income             39%
Equity                   60%

Energy                    4.5%
Utilities                 2.7%
Telecommunications
Services                  3.3%
REITS                     7.1%
Industrials               3.1%
Basic Materials           3.5%
Consumer Discretionary    1.6%
Financials               25.0%
Consumer Staples          5.4%
Technology                1.1%
Health Care               2.6%


The bond side of the Fund is currently overweighted in cyclically sensitive B rated securities, which we believe will benefit from continued economic growth and are generally less sensitive to interest rates (relative to BB's). Our team continues to employ bottom up, fundamental research in our investment decisions, recognizing that solid credit analysis is the key driver of relative performance in high yield.


[Pie Chart Omitted]
Plot points follow:

                          FUND FIXED INCOME ALLOCATION
                            (as of November 30, 2004)

Cash                      1%
Fixed Income             39%
Equity                   60%

Basic Industry            8.3%
Telecommunications        4.1%
Capital Goods             4.2%
Consumer Cyclical         4.7%
Consumer Staples          4.4%
Energy                    1.3%
Financials                2.3%
Health Care               2.1%
Industrials               3.6%
Real Estate               2.5%
Utilities                 0.4%
Transportation            0.6%



                                       11
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS AND THE 10 HIGHEST-YIELDING STOCKS IN THE PORTFOLIO?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS

                                                     % OF TOTAL
TICKER                SECURITY                       INVESTMENTS       YIELD%
--------------------------------------------------------------------------------
BAC          Bank of America Corporation                 4.76           3.9
MO           Altria Group, Inc.                          3.89           5.1
HAL          Halliburton Company                         2.61           1.2
FNM          Fannie Mae                                  2.51           3.0
CZN          Citizens Communications Company             2.43           7.0
C            Citigroup, Inc.                             2.17           3.6
AC           Alliance Capital Management Holdings LP     1.92           5.2
JPM          JP Morgan Chase & Company                   1.83           3.6
WM           Washington Mutual, Inc.                     1.73           4.4
DRY          Coinmach Corporation                        1.62          10.0


                        TOP 10 HIGHEST-YIELDING EQUITIES

                                                     % OF TOTAL
TICKER                SECURITY                       INVESTMENTS       YIELD%
--------------------------------------------------------------------------------
DRY          Coinmach Corporation                        1.62          10.0
NEW          New Century Financial Corporation           1.23           9.5
APU          AmeriGas Partners LP                        0.22           7.4
CZN          Citizens Communications Company             2.43           7.0
TPP          TEPPCO Partners LP                          0.66           6.8
NBP          Northern Border Partners LP                 0.61           6.7
SFI          iStar Financial, Inc.                       1.07           6.4
KMP          Kinder Morgan Energy Partners LP            0.99           6.4
KSP          K-Sea Transportation Partners LP            0.16           6.4
CG           Carolina Group                              1.27           6.3


--------------------------------------------------------------------------------

                      DEFINITION OF THE COMPARATIVE INDICES

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------


                                       12
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


UTILIZATION OF LEVERAGE

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of November 30, 2004, the Fund had $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the fund's common stock may also decline.


                                       13
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS


[Sector Graph Omitted]
Plot points follow:

54.4% Common Stock
38.3% Corporate Notes/Bonds
 3.6% Preferred Term Securities
 1.8% Convertible Preferred Stock
 1.5% Cash Equivalent
 0.2% Convertible Bond
 0.2% Preferred Stock
+ Percentages are based on total investments.


                                                        NUMBER OF     MARKET
                                                         SHARES        VALUE
                                                        ---------  -------------

COMMON STOCK--75.8%
BANKS--15.3%
AmSouth Bancorporation ..............................      50,760   $  1,316,207
Bank of America Corporation .........................     212,000      9,809,240
Bank of New York Company, Inc. ......................      70,000      2,303,700
Citigroup, Inc. .....................................     100,000      4,475,000
JP Morgan Chase & Company ...........................     100,000      3,765,000
New York Community Bancorp, Inc. ....................      50,000        989,000
                                                                    ------------
                                                                      22,658,147
                                                                    ------------
BASIC INDUSTRY--4.9%
Alcoa, Inc. .........................................      70,000      2,378,600
Freeport-McMoRan Copper & Gold, Inc., Class B .......      30,000      1,173,900
K-Sea Transportation Partners LP ....................      10,000        339,500
Weyerhaeuser Company ................................      50,000      3,300,000
                                                                    ------------
                                                                       7,192,000
                                                                    ------------
CONSUMER CYCLICAL--2.3%
Coinmach Corporation (a) ............................     245,000      3,341,800
                                                                    ------------
CONSUMER STAPLES--7.5%
Altria Group, Inc. ..................................     139,450      8,016,981
B&G Foods, Inc. (a) .................................      34,300        510,384
Loews Corporation - Carolina Group ..................      88,725      2,608,515
                                                                    ------------
                                                                      11,135,880
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       14
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        NUMBER OF     MARKET
                                                         SHARES        VALUE
                                                        ---------  -------------

COMMON STOCK (CONTINUED)
ENERGY--6.2%
Halliburton Company ................................      130,000   $  5,375,500
Kerr-McGee Corporation .............................       30,000      1,866,900
Marathon Oil Corporation ...........................       50,000      1,972,000
                                                                    ------------
                                                                       9,214,400
                                                                    ------------
FINANCIAL--13.2%
Alliance Capital Management Holdings LP ............      100,000      3,964,000
Fannie Mae .........................................       75,300      5,173,110
Hartford Financial Services Group, Inc. ............       39,200      2,508,800
Morgan Stanley .....................................       35,940      1,823,955
New Century Financial Corporation ..................       40,000      2,530,400
Washington Mutual, Inc. ............................       87,700      3,570,267
                                                                    ------------
                                                                      19,570,532
                                                                    ------------
HEALTHCARE--3.6%
Eli Lilly & Company ................................       30,000      1,599,900
Merck & Company, Inc. ..............................      100,000      2,802,000
Wyeth ..............................................       25,000        996,750
                                                                    ------------
                                                                       5,398,650
                                                                    ------------
INDUSTRIAL--4.3%
Arlington Tankers Limited (a) ......................       42,100        967,037
Cooper Industries Limited, Class A .................       30,000      1,989,300
Lyondell Chemical Company ..........................       91,700      2,573,102
Nordic American Tanker Shipping ....................       20,500        830,250
                                                                    ------------
                                                                       6,359,689
                                                                    ------------
REAL ESTATE--8.4%
Boston Properties, Inc. ............................       30,000      1,805,400
BRE Properties, Class A ............................       19,500        792,480
CarrAmerica Realty Corporation .....................       32,600      1,055,914
Duke Realty Corporation ............................       80,320      2,775,056
iStar Financial, Inc. ..............................       50,000      2,195,000
Mack-Cali Realty Corporation .......................       27,682      1,210,811
Reckson Associates Realty Corporation ..............       80,000      2,590,400
                                                                    ------------
                                                                      12,425,061
                                                                    ------------
TECHNOLOGY--1.6%
Flextronics International Limited (a) ..............       60,000        861,000


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       15
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF
                                                         SHARES/      MARKET
                                                    PRINCIPAL AMOUNT   VALUE
                                                    ---------------- ---------

COMMON STOCK (CONTINUED)
TECHNOLOGY (CONTINUED)
LSI Logic Corporation (a) ...........................      70,000   $    370,300
Microsoft Corporation ...............................      40,000      1,072,400
                                                                    ------------
                                                                       2,303,700
                                                                    ------------
TELECOMMUNICATIONS--4.7%
Citizens Communications Company .....................     350,000      5,005,000
SBC Communications, Inc. ............................      75,300      1,895,301
                                                                    ------------
                                                                       6,900,301
                                                                    ------------
UTILITIES--3.8%
AmeriGas Partners LP ................................      15,200        454,328
Duquesne Light Holdings, Inc. .......................      30,000        529,200
Kinder Morgan Energy Partners LP ....................      45,000      2,044,800
Northern Border Partners LP .........................      26,600      1,264,298
TEPPCO Partners LP ..................................      34,800      1,365,900
                                                                    ------------
                                                                       5,658,526
                                                                    ------------
TOTAL COMMON STOCK (COST $98,757,404)                                112,158,686
                                                                    ------------
CORPORATE NOTES/BONDS--53.2%
BASIC INDUSTRY--11.6%
Aearo Company I
   8.250%, 04/15/12 .................................  $  555,000        574,425
Ainsworth Lumber Company Limited+
   7.250%, 10/01/12 .................................     505,000        507,525
BCP Caylux Holdings Luxembourg (a)+
   9.625%, 06/15/14 .................................   1,305,000      1,471,387
Buhrmann US, Inc.
   8.250%, 07/01/14 .................................     850,000        867,000
California Steel Industries, Inc.
   6.125%, 03/15/14 .................................     980,000        984,900
Danka Business Systems
   11.000%, 06/15/10 ................................     525,000        559,125
Euramax International, Inc.
   8.500%, 08/15/11 .................................     900,000        958,500
Imco Recycling, Inc.
   10.375%, 10/15/10 ................................     855,000        966,150
Koppers Industries+
   9.875%, 10/15/13 .................................   1,230,000      1,398,510


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       16
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENT (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
BASIC INDUSTRY (CONTINUED)
KRATON Polymers, LLC+
   8.125%, 01/15/14 .................................  $  985,000   $  1,009,625
Nalco Company
   8.875%, 11/15/13 .................................   1,090,000      1,208,538
Ply Gem Industries, Inc.
   9.000%, 02/15/12 .................................     855,000        872,100
Russel Metals, Inc.
   6.375%, 03/01/14 .................................     475,000        482,125
Sensus Metering Systems, Inc.
   8.625%, 12/15/13 .................................     700,000        724,500
THL Buildco, Inc.+
   8.500%, 09/01/14 .................................     920,000        993,600
United Agri Products+
   8.250%, 12/15/11 .................................     720,000        772,200
Vertis, Inc., Series B
   10.875%, 06/15/09 ................................   1,210,000      1,324,950
Williams Scotsman, Inc.
   9.875%, 06/01/07 .................................     875,000        870,625
Wolverine Tube, Inc.
   10.500%, 04/01/09 ................................     535,000        585,825
                                                                    ------------
                                                                      17,131,610
                                                                    ------------
CAPITAL GOODS--5.8%
Allied Waste North America, Series B
   8.500%, 12/01/08 .................................     890,000        934,500
GenCorp, Inc.
   9.500%, 08/15/13 .................................     695,000        778,400
H&E Equipment Finance
   11.125%, 06/15/12 ................................     625,000        690,625
Integrated Electrical Services, Inc., Series B
   9.375%, 02/01/09 .................................      91,000         73,255
Integrated Electrical Services, Inc., Series C
   9.375%, 02/01/09 .................................     885,000        712,425
Jacuzzi Brands, Inc.
   9.625%, 07/01/10 .................................   1,135,000      1,299,575
K&F Acquisition, Inc.+
   7.750%, 11/15/14 .................................     680,000        698,700
Norcross Safety Products, LLC, Series B
   9.875%, 08/15/11 .................................     960,000      1,060,800


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       17
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
CAPITAL GOODS (CONTINUED)
Propex Fabrics, Inc. (b)+
   10.000%, 12/01/12 ................................  $  600,000   $    612,000
Sequa Corporation
   9.000%, 08/01/09 .................................     780,000        877,500
Trinity Industries, Inc.
   6.500%, 03/15/14 .................................     825,000        812,625
                                                                    ------------
                                                                       8,550,405
                                                                    ------------
CONSUMER CYCLICAL--6.6%
Allied Security Escrow+
   11.375%, 07/15/11 ................................     600,000        645,000
Cenveo, Inc.
   9.625%, 03/15/12 .................................   1,115,000      1,259,950
Coinmach Corporation
   9.000%, 02/01/10 .................................   1,540,000      1,624,700
Denny's Corporation+
   10.000%, 10/01/12 ................................     600,000        633,000
Friendly Ice Cream Corporation
   8.375%, 06/15/12 .................................     715,000        704,275
LCE Acquisition Corporation+
   9.000%, 08/01/14 .................................   1,255,000      1,355,400
Mothers Work, Inc.
   11.250%, 08/01/10 ................................     835,000        822,475
Norcraft Companies
   9.000%, 11/01/11 .................................     570,000        622,725
Phillips - Van Heusen
   7.250%, 02/15/11 .................................     440,000        463,100
Service Corporation International
   6.750%, 04/01/16 .................................     885,000        933,675
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13 .................................     635,000        685,800
                                                                    ------------
                                                                       9,750,100
                                                                    ------------
CONSUMER STAPLES--6.2%
American Achievement Corporation
   8.250%, 04/01/12 .................................     625,000        665,625
American Seafood Group, LLC
   10.125%, 04/15/10 ................................     705,000        754,350


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       18
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------

CORPORATE NOTES/BONDS (CONTINUED)
CONSUMER STAPLES (CONTINUED)
Amscan Holdings, Inc.
   8.750%, 05/01/14 .................................  $  595,000   $    599,462
Chattem, Inc.
   7.000%, 03/01/14 .................................     640,000        660,800
Chiquita Brands International, Inc.+
   7.500%, 11/01/14 .................................     950,000        966,625
FTD,  Inc.
   7.750%, 02/15/14 .................................     400,000        414,000
General Nutrition Centers, Inc.
   8.500%, 12/01/10 .................................   1,010,000      1,013,788
Jean Coutu Group (PJC), Inc.+
   8.500%, 08/01/14 .................................   1,225,000      1,249,500
Merisant Company+
   9.500%, 07/15/13 .................................     425,000        384,625
Solo Cup Company
   8.500%, 02/15/14 .................................   1,100,000      1,149,500
Stater Brothers Holdings
   8.125%, 06/15/12 .................................     715,000        757,900
WH Holdings Limited
   9.500%, 04/01/11 .................................     490,000        541,450
                                                                    ------------
                                                                       9,157,625
                                                                    ------------
ENERGY--1.8%
Belden & Blake Corporation+
   8.750%, 07/15/12 .................................   1,490,000      1,620,375
Bluewater Finance Limited
   10.250%, 02/15/12 ................................   1,000,000      1,090,000
                                                                    ------------
                                                                       2,710,375
                                                                    ------------
FINANCIAL--3.2%
E*TRADE Financial Corporation+
   8.000%, 06/15/11 .................................     870,000        933,075
Labranche & Company, Inc. (b)
   11.000%, 05/15/12 ................................   1,235,000      1,327,625
United Rentals North America, Inc.
   7.750%, 11/15/13 .................................   1,200,000      1,158,000
Western Financial
   9.625%, 05/15/12 .................................   1,120,000      1,282,400
                                                                    ------------
                                                                       4,701,100
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       19
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ------------

CORPORATE NOTES/BONDS (CONTINUED)
HEALTHCARE--3.0%
Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13 .................................  $  685,000   $    751,787
Iasis Healthcare Corporation+
   8.750%, 06/15/14 .................................   1,005,000      1,097,963
Res-Care, Inc.
   10.625%, 11/15/08 ................................     645,000        712,725
Town Sports International
   9.625%, 04/15/11 .................................     710,000        770,350
VWR International, Inc.+
   8.000%, 04/15/14 .................................   1,010,000      1,075,650
                                                                    ------------
                                                                       4,408,475
                                                                    ------------
INDUSTRIAL--4.9%
Autocam Corporation
   10.875%, 06/15/14 ................................     600,000        600,000
General Cable Corporation
   9.500%, 11/15/10 .................................     420,000        472,500
HLI Operating Company, Inc.
   10.500%, 06/15/10 ................................     230,000        247,250
INVISTA+
   9.250%, 05/01/12 .................................     945,000      1,056,038
MediaCom Broadband, LLC
   11.000%, 07/15/13 ................................   1,030,000      1,094,375
Nationsrent, Inc.
   9.500%, 10/15/10 .................................   1,050,000      1,181,250
Rayovac Corporation
   8.500%, 10/01/13 .................................     395,000        438,450
Superior Essex Communications, LLC
   9.000%, 04/15/12 .................................     900,000        942,750
Tenneco Automotive, Inc.+
   8.625%, 11/15/14 .................................   1,265,000      1,321,925
                                                                    ------------
                                                                       7,354,538
                                                                    ------------
REAL ESTATE--3.1%
Courtyard By Marriott II LP, Series B
   10.750%, 02/01/08 ................................     900,000        904,500
Geo Group, Inc.
   8.250%, 07/15/13 .................................     785,000        836,025
Intrawest Corporation
   7.500%, 10/15/13 .................................     890,000        952,300


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       20
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)


                                                        PRINCIPAL     MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ------------

CORPORATE NOTES/BONDS (CONTINUED)
REAL ESTATE (CONTINUED)
Premier Entertainment Biloxi, LLC
   10.750%, 02/01/12 ................................  $  760,000   $    824,600
Tech Olympic USA, Inc.
   9.000%, 07/01/10 .................................     575,000        622,437
Wynn Las Vegas LLC (b)+
   6.625%, 12/01/14 .................................     555,000        548,063
                                                                    ------------
                                                                       4,687,925
                                                                    ------------
TELECOMMUNICATIONS--5.7%
Allbritton Communications Company
   7.750%, 12/15/12 .................................     990,000      1,024,650
Cablevision Systems Corporation+
   8.000%, 04/15/12 .................................     945,000      1,011,150
Centennial Cellular Operating Company
   10.125%, 06/15/13 ................................   1,110,000      1,215,450
Charter Communications Holdings, LLC
   10.750%, 10/01/09 ................................     400,000        348,000
Charter Communications Operating, LLC+
   8.000%, 04/30/12 .................................     425,000        442,000
Echostar Dbs Corporation+
   6.625%, 10/01/14 .................................     925,000        941,187
PanAmSat Corporation+
   9.000%, 08/15/14 .................................     945,000      1,015,875
Rogers Wireless, Inc.+
   7.250%, 12/15/12 .................................     825,000        861,094
Time Warner, Inc.
   9.750%, 07/15/08 .................................   1,270,000      1,270,000
UbiquiTel Operating Company+
   9.875%, 03/01/11 .................................     310,000        341,775
                                                                    ------------
                                                                       8,471,181
                                                                    ------------
TRANSPORTATION--0.8%
Ship Finance International Limited
   8.500%, 12/15/13 .................................   1,145,000      1,186,506
                                                                    ------------
UTILITIES--0.5%
CE Generation, LLC
   7.416%, 12/15/18 .................................     699,449        723,489
                                                                    ------------
TOTAL CORPORATE NOTES/BONDS (COST $76,102,154) ......                 78,833,329
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       21
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                        NUMBER OF
                                                         SHARES/      MARKET
                                                    PRINCIPAL AMOUNT   VALUE
                                                    ----------------  ------

CONVERTIBLE BOND--0.3%
REAL ESTATE--0.3%
Tarragon Corporation+
   8.00%, 09/16/09 ..................................  $  500,000   $    511,875
                                                                    ------------
TOTAL CONVERTIBLE BOND (COST $500,000)                                   511,875
                                                                    ------------
CONVERTIBLE PREFERRED STOCK--2.5%
FINANCIAL--1.0%
ACE Limited .........................................      26,025        684,457
Chubb Corporation ...................................      10,000        293,700
Hartford Financial Services Group, Inc. .............       5,000        308,650
XL Capital Limited ..................................      10,000        246,800
                                                                    ------------
                                                                       1,533,607
                                                                    ------------
REAL ESTATE--1.5%
LTC Properties, Inc. ................................      25,000        943,750
Ramco-Gershenson Properties .........................      40,000      1,302,000
                                                                    ------------
                                                                       2,245,750
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,171,096)                   3,779,357
                                                                    ------------
PREFERRED STOCK--0.3%
FINANCIAL--0.3%
TransCanada Corporation .............................      14,905        386,040
                                                                    ------------
TOTAL PREFERRED STOCK (COST $381,501)                                    386,040
                                                                    ------------
PREFERRED TERM SECURITIES (C)--5.0%
I-Preferred Term Securities IV ......................      10,000        980,700
Preferred Term Securities IV ........................      20,000      1,357,100
Preferred Term Securities XIII ......................      10,000      1,015,000
Preferred Term Securities XIV .......................      20,000      2,040,000
Preferred Term Securities XV ........................      20,000      2,040,000
                                                                    ------------
TOTAL PREFERRED TERM SECURITIES (COST $7,376,691) ...                  7,432,800
                                                                    ------------
CASH EQUIVALENT--2.0%
SEI Daily Income Trust, Prime Obligations Fund,
   Class A ..........................................   2,989,450      2,989,450
                                                                    ------------
TOTAL CASH EQUIVALENT (COST $2,989,450) .............                  2,989,450
                                                                    ------------
TOTAL INVESTMENTS--139.1% (COST $189,278,296) .......                206,091,537
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       22
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                       MARKET
                                                         WRITTEN       VALUE
                                                        CONTRACTS     (NOTE 1)
                                                        ---------   ------------

COVERED CALL OPTIONS WRITTEN--(0.7)%
Alcoa, Inc. Dec. 35 Call ............................      (300)  $    (13,500)
Bank of New York Company, Inc. Dec. 32.5 Call .......      (700)       (49,000)
Citigroup, Inc. Dec. 47.5 Call ......................      (500)        (2,500)
Cooper Industries Limited, Class A Dec. 65 Call .....      (300)       (61,500)
Eli Lilly & Company Dec. 60 Call ....................      (300)       (10,500)
Fannie Mae  Dec. 70 Call ............................      (750)       (56,250)
Flextronics International Limited Jan. 15 Call             (600)       (39,000)
Freeport-McMoRan Cooper & Gold, Inc.,
   Class B, Dec. 40 Call ............................      (300)       (27,000)
Halliburton Company Dec. 37.5 Call ..................      (500)      (210,000)
Halliburton Company Dec. 40 Call ....................      (400)       (78,000)
JP Morgan Chase & Company Dec. 37.5 Call ............      (250)       (17,500)
Kerr-McGee Corporation Dec. 60 Call .................      (300)       (76,500)
LSI Logic Corporation Dec. 5 Call ...................      (700)       (28,000)
Lyondell Chemical Company Dec. 25 Call ..............      (917)      (320,950)
Merck & Company, Inc. Dec 27.5 Call .................    (1,000)       (70,000)
Microsoft Corporation Dec. 27 Call ..................      (400)       (12,000)
Washington Mutual, Inc. Dec. 42.5 Call ..............      (877)        (4,385)
                                                                  ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUM RECEIVED $675,382)                                      (1,076,585)
                                                                  ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(38.4)%               (56,871,180)
                                                                  ------------
NET ASSETS--100%                                                  $148,143,772
                                                                  ============

   + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At November 30, 2004, these securities amounted to $25,475,742 or 17.2% of net assets.
 (a)  Non-income producing security
 (b)  Security purchased on a when-issued basis.
 (c)  Security is illiquid. See Note 1 in Notes to Financial Statements.
LLC   Limited Liability Company
 LP   Limited Partnership


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       23
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2004

ASSETS:
Investments, at value (cost $189,278,296) (Note 1) .............   $206,091,537
Cash ...........................................................        397,697
Interest receivable ............................................      1,850,721
Dividends receivable ...........................................        261,345
Prepaid expenses and other assets ..............................         23,277
                                                                   ------------
     Total assets ..............................................    208,624,577
                                                                   ------------
LIABILITIES:
Commercial paper (Note 4) ......................................     54,951,389
Covered call options written, at value
   (premiums received--$675,382) (Note 1) ......................      1,076,585
Payable for securities purchased ...............................      4,120,359
Payable for investment management fees (Note 2) ................        140,667
Payable for administration fees (Note 2) .......................         16,549
Accrued expenses and other liabilities .........................        175,256
 ...............................................................   ------------
     Total liabilities .........................................     60,480,805
 ...............................................................   ------------
NET ASSETS .....................................................   $148,143,772
                                                                   ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
     (authorized 100,000,000 shares) ...........................   $    165,263
   Additional paid-in-capital ..................................    198,357,266
   Undistributed net investment income .........................         90,736
   Accumulated net realized losses on investments and options ..    (66,881,531)
   Net unrealized appreciation on investments and options ......     16,412,038
                                                                   ------------
NET ASSETS -- 100% .............................................   $148,143,772
                                                                   ============
NET ASSET VALUE PER SHARE:
   $148,143,772 / 16,526,337 shares of Common Stock issued
     and outstanding                                               $       8.96
                                                                   ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       24
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
NOVEMBER 30, 2004

INVESTMENT INCOME:
Interest .......................................................    $ 7,139,447
Dividends (less foreign taxes withheld of $10,210) .............      5,152,359
                                                                    -----------
     Total investment income ...................................     12,291,806
                                                                    -----------
EXPENSES:
Investment management fees (Note 2) ............................      1,871,269
Commercial paper fees ..........................................        251,272
Administration fees (Note 2) ...................................        196,968
Professional fees ..............................................        169,011
Printing and shareholder reports ...............................         82,082
Transfer agent fees ............................................         41,241
Directors' fees and expenses ...................................         21,000
Custodian fees .................................................         20,634
Insurance fees .................................................          9,538
Registration fees ..............................................         17,219
Other operating expenses .......................................         16,175
                                                                    -----------
   Total operating expenses ....................................      2,696,409
Interest expense (Note 4) ......................................        732,479
                                                                    -----------
   Total expenses ..............................................      3,428,888
                                                                    -----------
   Less:
     Investment management fees waived (Note 2) ................       (197,040)
                                                                    -----------
     Net expenses ..............................................      3,231,848
                                                                    -----------
     NET INVESTMENT INCOME .....................................      9,059,958
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ...............................      9,062,528
Net realized gain on call options written ......................      1,106,146
Change in net unrealized appreciation on investments
  and options ..................................................      4,341,653
                                                                    -----------
Net realized and unrealized gain on investments and options ....     14,510,327
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........    $23,570,285
                                                                    ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       25
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED
NOVEMBER 30, 2004

INCREASE (DECREASE) IN CASH
Cash flows provided from (used for) operating activities:
   Interest and dividends received .................................     $ 12,155,683
   Operating expenses paid (2,492,856) Interest paid ...............         (732,479)
   Net proceeds from the sale of short-term portfolio investments ..        5,345,531
   Purchase of long-term portfolio investments .....................     (198,168,242)
   Proceeds from sale of long-term portfolio investments ...........      191,542,340
   Premiums received from written options transactions .............        2,167,884
                                                                         ------------
     Net cash provided from operating activities ...................        9,817,861
                                                                         ------------
Cash flows provided from (used for) financing activities:
   Net cash provided from commercial paper issuance ................        5,143,519
   Cash dividends paid to shareholders .............................      (14,563,683)
                                                                         ------------
     Net cash used for financing activities ........................       (9,420,164)
                                                                         ------------
Net increase in cash ...............................................          397,697
   Cash at beginning of year .......................................               --
                                                                         ------------
   Cash at end of year .............................................     $    397,697
                                                                         ============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations ...............     $ 23,570,285
                                                                         ------------
   Accretion of market discount ....................................         (105,350)
   Increase in investments .........................................       (3,962,413)
   Net realized gain on investments and options ....................      (10,168,674)
   Net change in unrealized appreciation
      on investments and options ...................................       (4,341,653)
   Decrease in receivable for securities sold ......................        2,438,352
   Decrease in interest and dividend receivable ....................          167,920
   Increase in commercial paper discount ...........................         (131,133)
   Decrease in prepaid expenses and other assets ...................            2,488
   Increase in payable for securities purchased ....................        2,344,015
   Increase in accrued expenses and other liabilities ..............            4,024
                                                                         ------------
     Total adjustments .............................................      (13,752,424)
                                                                         ------------
   Net cash provided from operating activities .....................     $  9,817,861
                                                                         ============

Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       26
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE          FOR THE
                                                   YEAR ENDED       YEAR ENDED
                                                  NOVEMBER 30,     NOVEMBER 30,
                                                      2004             2003
                                                 -------------    -------------
OPERATIONS:
   Net investment income .......................  $  9,059,958     $  9,634,996
   Net realized gain (loss) on investments .....     9,062,528         (727,773)
   Net realized gain on call options written ...     1,106,146        1,015,316
   Change in net unrealized appreciation
     on investments and options ................     4,341,653       23,260,934
                                                  ------------     ------------
Net increase in net assets
   resulting from operations ...................    23,570,285       33,183,473
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income .......................    (8,750,759)      (9,929,830)
   Distribution in excess ......................    (7,662,737)              --
   Tax return of capital .......................            --       (6,254,835)
                                                  ------------     ------------
Net decrease in net assets resulting from
   dividends and distributions .................   (16,413,496)     (16,184,665)
                                                  ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions .......     1,849,813        2,052,215
                                                  ------------     ------------
Net increase in net assets resulting from
   Common Stock transactions ...................     1,849,813        2,052,215
                                                  ------------     ------------
Total increase in net assets ...................     9,006,602       19,051,023
                                                  ------------     ------------
NET ASSETS:
   Beginning of year ...........................   139,137,170      120,086,147
                                                  ------------     ------------
   End of year (including undistributed
     (distributions in excess of) net investment
     income of $90,736 and $(158,507),
     respectively) .............................  $148,143,772     $139,137,170
                                                  ============     ============

Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                       27
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


                                                            FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                   NOVEMBER 30,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           --------------------------
FINANCIAL STATEMENTS                                        2004          2003
                                                        ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR ....................   $   8.52      $   7.47
                                                          --------      --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
  Net investment income ...............................       0.55          0.60
  Net realized and unrealized gain on
    investment transactions and options ...............       0.89          1.45
                                                          --------      --------
    Total from investment operations ..................       1.44          2.05
                                                          --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ................      (0.54)        (0.61)
  Distributions in excess .............................      (0.46)          --
  Tax return of capital ...............................         --         (0.39)
                                                          --------      --------
    Total dividends and distributions .................      (1.00)        (1.00)
                                                          --------      --------
NET ASSET VALUE, END OF YEAR ..........................   $   8.96      $   8.52
                                                          ========      ========
MARKET VALUE, END OF YEAR .............................   $  10.03      $   9.80
                                                          ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value .....................................      18.01%        28.96%
                                                          ========      ========
  Market value ........................................      14.02%        51.57%
                                                          ========      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ...............   $148,144      $139,137
                                                          ========      ========
  Total expenses including waiver of fees .............       2.26%         2.40%
  Total expenses excluding waiver of fees .............       2.40%         2.54%
  Total operating expenses including waiver of fees (4)       1.57%         1.57%
  Total operating expenses excluding waiver of fees (4)       1.71%         1.86%
  Commercial paper fees and interest expense ..........       0.69%         0.68%
  Net investment income including waiver of fees ......       6.34%         7.58%
  Portfolio turnover ..................................         99%           99%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) .....................................   $ 55,000      $ 50,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ...................   $ 54,052      $ 49,925
  Asset coverage per $1,000 at end of year ............   $  3,680      $  3,838

-----------------------
(1)  Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper fees.
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       28
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)


                                                           FOR THE YEAR ENDED
                                                               NOVEMBER 30,
                                                        --------------------------
                                                            2002          2001
                                                        ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR ....................   $   9.76      $  10.33
                                                          --------      --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ...............................       0.66          0.65
  Net realized and unrealized gain (loss) on
    investment transactions and options ...............      (1.83)         0.02
                                                          --------      --------
    Total from investment operations ..................      (1.17)         0.67
                                                          --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ................      (0.66)        (0.65)
  Tax return of capital ...............................      (0.46)        (0.59)
                                                          --------      --------
    Total dividends and distributions .................      (1.12)        (1.24)
                                                          --------      --------
NET ASSET VALUE, END OF YEAR ..........................   $   7.47      $   9.76
                                                          ========      ========
MARKET VALUE, END OF YEAR .............................   $   7.27      $  10.55
                                                          ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value .....................................     (13.50)%        6.15%
                                                          ========      ========
  Market value ........................................     (22.12)%       23.95%
                                                          ========      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ...............   $120,086      $154,139
                                                          ========      ========
  Total expenses including waiver of fees .............       2.81%         2.62%
  Total expenses excluding waiver of fees .............       2.86%           --
  Total operating expenses including waiver of fees (4)       1.81%         1.36%
  Total operating expenses excluding waiver of fees (4)       1.86%           --
  Commercial paper fees and interest expense ..........       1.00%         1.26%
  Net investment income including waiver of fees ......       7.64%         4.51%
  Portfolio turnover                                           102%          132%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) .....................................   $ 50,000      $ 60,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ...................   $ 56,250      $ 59,690
  Asset coverage per $1,000 at end of year ............   $  3,445      $  3,703

----------------------
(1)  Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper fees.
Amounts designated as "--" are $0 or have been rounded to $0.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       29
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                      FOR THE
                                                                    YEAR ENDED
                                                                    NOVEMBER 30,
                                                                        2000
                                                                    ------------
NET ASSET VALUE, BEGINNING OF YEAR ...............................    $  12.54
                                                                      --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ..........................................        0.80
  Net realized and unrealized loss on
    investment transactions and options ..........................       (1.77)
                                                                      --------
    Total from investment operations .............................       (0.97)
                                                                      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ...........................       (0.80)
  Distributions from realized short-term gains                              --
  Tax return of capital ..........................................       (0.44)
                                                                      --------
    Total dividends and distributions ............................       (1.24)
                                                                      --------
NET ASSET VALUE, END OF YEAR .....................................    $  10.33
                                                                      ========
MARKET VALUE, END OF YEAR ........................................    $   9.56
                                                                      ========
TOTAL RETURN BASED ON: (2)
    Net asset value ..............................................       (7.72)%
                                                                      ========
    Market value .................................................        2.02%
                                                                      ========
RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted) ..........................    $160,469
                                                                      ========
  Total expenses including waiver of fees ........................        3.76%
  Total operating expenses including waiver of fees (4) ..........        1.66%
  Commercial paper fees and interest expense .....................        2.10%
  Net investment income ..........................................        6.51%
  Portfolio turnover .............................................         161%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ................................................    $ 60,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ..............................    $ 59,579
  Asset coverage per $1,000 at end of year .......................    $  3,743

----------------------
(1)  Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)  Exclusive of commercial paper fees.
Amounts designated as "--" are $0 or have been rounded to $0.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       30
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of Common Stock for $100,005 to Chartwell Investment Partners, L.P. (the "Manager"). Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Short-term investments having a maturity of less than 60 days are valued at amortized


                                       31
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


cost, which approximates market value. All securities and assets for which quotations are not readily available, of which there were none as of November 30, 2004, are valued in accordance with Fair Value Procedures established by the Board of Directors ("the Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CASH AND CASH EQUIVALENTS: Idle cash is swept into a money market fund at Wachovia Bank, N.A., (the "Custodian"), and is classified as cash on the Statement of Assets and Liabilities. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of an option has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.


                                       32
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.

BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The

                                       33
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000, which includes fees under this agreement and fees received by the Administrator from the Chartwell U.S. Equity and Chartwell Small Cap Value Funds. The allocation of the minimum will be assessed based upon Managed Assets of the Fund and net assets of the Chartwell U.S. Equity and Chartwell Small Cap Value Funds.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act, a fee of $6,000 per year, plus $1,000 per year for audit committee members and an additional fee of $250 per year for the chairman of the audit committee.

For the year ended November 30, 2004, the Fund incurred a legal expense of $98,552 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Wachovia Bank, N.A. serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the year ended November 30, 2004, purchases and sales of investments, excluding short-term investments, totaled $197,668,242 and $192,604,896 respectively.

The following table summarizes the Fund's call options written for the year ended November 30, 2004.
                                                    NUMBER OF
                                                    CONTRACTS      PREMIUMS
                                                    ---------    -----------
         Options outstanding, November 30, 2003 ..      8,240    $   527,752
         Options written .........................    119,035      8,176,471
         Options expired .........................    (62,825)    (3,517,253)
         Options exercised .......................    (13,270)      (914,109)
         Options closed ..........................    (42,086)    (3,597,479)
                                                     --------    -----------
         Options outstanding, November 30, 2004 ..      9,094    $   675,382
                                                     ========    ===========


                                       34
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


NOTE 4. COMMERCIAL PAPER

As of November 30, 2004, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,951,389. The average discount rate of commercial paper outstanding at November 30, 2004, was 1.98%. The average daily balance of commercial paper outstanding for the year ended November 30, 2004, was $54,051,632 at a weighted average discount rate of 1.44%. The maximum face amount of commercial paper outstanding at any time during the year ended November 30, 2004 , was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the year ended November 30, 2004.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,526,337 shares of common stock outstanding at November 30, 2004, the Manager owned 13,543 shares.

For the year ended November 30, 2004, and the year ended November 30, 2003, the Fund issued 200,822 and 252,752 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund. These differences, which may result in distribution reclassifications, are primarily due to return of capital, distributions in excess of


                                       35
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


current and accumulated earnings and profit, and market discount bonds. As of November 30, 2004, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                 ADDITIONAL              UNDISTRIBUTED            ACCUMULATED
                  PAID-IN-              NET INVESTMENT             REALIZED
                   CAPITAL                 INCOME                   GAIN
                ------------            --------------            -----------
                $(7,828,309)              $7,602,781               $225,528

The tax character of dividends and distributions paid during the last two fiscal years were as follows:
                  ORDINARY                 RETURN OF
                   INCOME                   CAPITAL                 TOTALS
                ------------            --------------            -----------
2004            $16,413,496               $       --              $16,413,496
2003              9,929,830                6,254,835               16,184,665

As of November 30, 2004, the components of Accumulated Losses were as follows:
Capital loss carryforwards                                 $(65,180,426)
Net unrealized appreciation                                  15,053,830
Other temporary differences                                    (252,161)
                                                           ------------
Total accumulated losses                                   $(50,378,757)
                                                           ============

The following summarizes the capital loss carryforwards as of November 30, 2004. These capital loss carryforwards are available to offset future net capital gains.

                EXPIRING IN FISCAL YEAR                      AMOUNT
                -----------------------                     -------
                         2008                             $ 7,962,268
                         2009                              25,913,206
                         2010                              30,533,344
                         2011                                 771,608
                                                          -----------
Total capital loss carryforwards                          $65,180,426
                                                          ===========

The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2004, were as follows:

Federal Tax Cost ............................................ $190,636,504
                                                              ------------
Aggregate Gross Unrealized Appreciation .....................   18,701,266
Aggregate Gross Unrealized Depreciation .....................   (3,246,233)
                                                              ------------
Net Unrealized Appreciation ................................. $ 15,455,033
                                                              ============

NOTE 8. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

 DECLARATION DATE         EX-DATE          RECORD DATE         PAYABLE DATE       DIVIDEND RATE
 ----------------         -------          -----------         ------------       -------------
 December 1, 2004    December 21, 2004   December 23, 2004   December 31, 2004       $0.0833


                                       36
                                     ------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholders of Chartwell Dividend & Income Fund, Inc:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend & Income Fund, Inc. (the "Fund") at November 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP

January 25, 2005
Philadelphia, Pennsylvania




                                       37
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the


                                       38
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus


                                       39
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2004.

ADDITIONAL INFORMATION (UNAUDITED)

During the year, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through November 30, 2004, interest paid on the commercial paper ranged from 1.14% to 2.10%. As of November 30, 2004, the Fund had $30 million outstanding at 1.88% per annum maturing on December 1, 2004, and $25 million at 2.10% per annum maturing on January 5, 2005. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.67% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses) ..............  -10.00%  -5.00%    0.00%   5.00%   10.00%
Corresponding return to common
   stockholder ....................  -14.58%  -7.75%   -0.92%   5.92%   12.75%


                                       40
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                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


Assumes $150 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 2.50%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.


                                       41
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below present information about each Director and officer of the Fund. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of Directors in



DIRECTORS OF THE FUND

                                                                   TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
       AND AGE                       THE FUND                     TIME SERVED
----------------------------------------------------------------------------------

DISINTERESTED DIRECTORS


C. Warren Ormerod                     Director                 Term Expires 2006
68 yrs. old                                                      (Since 2001)



----------------------------------------------------------------------------------
George W. Grosz                       Director                 Term Expires 2005
67 yrs. old                                                      (Since 2000)


----------------------------------------------------------------------------------
Kenneth F. Herlihy                    Director                 Term Expires 2006
75 yrs. old                                                      (Since 1998)

----------------------------------------------------------------------------------
INTERESTED DIRECTORS*

Winthrop S. Jessup                    Director,                Term Expires 2005
59 yrs. old                           Chairman                   (Since 1998)
                                      and President


----------------------------------------------------------------------------------
Bernard P. Schaffer                   Director and             Term Expires 2007
60 yrs. old                           Vice President             (Since 1998)


----------------------------------------------------------------------------------

*These directors are considered to be "interested persons' of the Fund as defined in the Investment Company Act of 1940 because they are partners in the investment adviser (Chartwell Investment Partners, L.P.) and are officers of the Fund.


                                       42
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                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------

Which the vacancy occurred and until their successors have been duly elected and qualified. Officers of the fund are elected by the board of directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Unless otherwise noted, the business address of each officer and director is c/o chartwell investment partners, 1235 westlakes drive, suite 400, berwyn, pennsylvania 19312.

                                           NUMBER OF
                                          PORTFOLIOS
                                          IN THE FUND
         PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN          OTHER DIRECTORSHIPS
           DURING PAST 5 YEARS            BY DIRECTOR           HELD BY BOARD MEMBER
----------------------------------------------------------------------------------------------





Chairman and Managing Director,                1              None
NorthStar Asset Management (since 2000).
Managing Partner, Stratton Management
Company (1992-2000). Executive Vice
President, Continental Bancorp (1968-1992).
----------------------------------------------------------------------------------------------
President and CEO of Meridian Asset            1              FBR National Bank & Trust
Management Co. (1994-1996); Consultant                        Company (since 2001);
(since 1996), Director, FBR Family of Funds                   Guardian Trust FSB
(1998-2001).                                                  (a wholly owned subsidiary
                                                              of Guardian Life Insurance
                                                              Company of America)
                                                              (since 1999).
----------------------------------------------------------------------------------------------
Sculptor, who has worked                       1              None
since his retirement from the
mutual fund industry in 1987.
----------------------------------------------------------------------------------------------


Partner, Chartwell Investment Partners,        1              Georgia Banking Company
L.P. and Chartwell G.P., Inc. (since 1997);                   (since 1998).
and various positions with Delaware
Management Company, Inc. and certain
affiliated companies (1977-1997).
-----------------------------------------------------------------------------------------------
Partner and Portfolio Manager of               1              None
Chartwell Investment Partners, L.P.
and Partner of Chartwell G.P., Inc.
(since 1997).
----------------------------------------------------------------------------------------------


                                       43
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)
(CONTINUED)

                                                                    TERM OF
                                    POSITION(S)                   OFFICE AND
    NAME, ADDRESS,                   HELD WITH                     LENGTH OF
        AND AGE                      THE FUND                     TIME SERVED
---------------------------------------------------------------------------------

OFFICERS OF THE FUND


Winthrop S. Jessup                    Chairman of the Board,     (Since 1998)
59 yrs. old                           President and Director

---------------------------------------------------------------------------------
Bernard P. Schaffer                   Vice President and         (Since 1998)
60 yrs. old                           Director
---------------------------------------------------------------------------------
Kevin A. Melich                       Vice President             (Since 1998)
62 yrs. old
---------------------------------------------------------------------------------
Timothy J. Riddle                     Vice President             (Since 1998)
49 yrs. old                           and Treasurer
---------------------------------------------------------------------------------
G. Gregory Hagar                      Vice President             (Since 1998)
36 yrs. old
---------------------------------------------------------------------------------
Andrew Toburen                        Vice President             (Since 2003)
33 yrs. old
---------------------------------------------------------------------------------
Michael P. Malloy                     Secretary                  (Since 1998)
45 yrs. old
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103
---------------------------------------------------------------------------------
Maria E. Pollack                      Assistant                  (Since 1998)
59 yrs. old                           Secretary
---------------------------------------------------------------------------------


                                       44
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                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------




                                  PRINCIPAL OCCUPATION(S)
                                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------




   Partner, Chartwell InvestmentPartners, L.P. and Chartwell G.P., Inc. (since 1997);
   and various positions with Delaware Management Company, Inc. and certain affiliated companies (1977-1997).
--------------------------------------------------------------------------------------------
   Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and Partner
   of Chartwell G.P., Inc. (since 1997).
--------------------------------------------------------------------------------------------
   Managing Partner and Portfolio Manager of Chartwell Investment Partners, L.P. and
   Chartwell G.P., Inc. (since 1997).
--------------------------------------------------------------------------------------------
   Partner of Chartwell Investment Partners L.P. and of Chartwell G.P., Inc. (since 1997).

--------------------------------------------------------------------------------------------
   Partner, Chief Financial Officer of Chartwell Investment Partners L.P. (since 1997).

--------------------------------------------------------------------------------------------
   Fixed Income Portfolio Manager for Chartwell Investment Partners L.P. (since 1997).

--------------------------------------------------------------------------------------------
   Partner in the law firm of DrinkerBiddle & Reath LLP (since 1993).




--------------------------------------------------------------------------------------------
   Director of Client Administration for Chartwell Investment Partners L.P. (since 1997).

--------------------------------------------------------------------------------------------


                                       45
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


NOTES TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an November 30, 2004 tax year end, this notice is for informational purposes only. For shareholders with an November 30, 2004 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2004, the Fund is designating the following items with regard to distributions paid during the year.

                            ORDINARY                                  QUALIFYING
                             INCOME          TOTAL      QUALIFYING     DIVIDEND
                          DISTRIBUTIONS  DISTRIBUTIONS  DIVIDENDS(1)   INCOME(2)
CHARTWELL DIVIDEND AND
INCOME FUND, INC.            100.00%        100.00%       49.21%        44.74%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with your Form 1099-DIV.
                                       46
                                     ------
                                    CHARTWELL

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     NOTES

--------------------------------------------------------------------------------
CHARTWELL DIVIDEND AND INCOME FUND, INC.                       NOVEMBER 30, 2004
--------------------------------------------------------------------------------


DIRECTORS
Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
G. Gregory Hagar, Treasurer and Chief Financial Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
Wachovia Bank, N.A.
125 South Broad Street
Philadelphia, PA 19109

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.    CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of Registrant's code is filed herewith.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Directors has determined that it does not have an audit committee financial expert serving on its Audit Committee, as defined in Item 3 to Form N-CSR. However, the Registrant's Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient experience and financial expertise to carry out their responsibilities and address any issues that are likely to come before the Audit Committee, including but not limited to the evaluation of the Registrant's financial statements, supervision of the Registrant's preparation of its financial statements, and oversight of the work of the Registrant's independent auditors.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Registrant's principal accountant related to the Registrant.

Registrant's principal accountant billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

----------------- --------------------------------------------------------- --------------------------------------------------------
                                           2004                                                   2003
----------------- --------------------------------------------------------- --------------------------------------------------------
                   All fees and      All non-audit         Description of    All fees and     All non-audit        Description of
                   services to the   services to the       Services          services to      services to the      Services
                   Registrant.       Registrant's                            the Registrant   Registrant's
                                     service affiliates                                       service
                                     that were pre-                                           affiliates that
                                     approved by the                                          were pre-
                                     Registrant's                                             approved by the
                                     Audit Committee                                          Registrant's
                                     pursuant to Rule                                         Audit
                                     2-01(c)(7)(ii) of                                        Committee
                                     Regulation ii)                                           pursuant to
                                     Regulation S-X.                                          Rule 2-
                                                                                              01(c)(7)(ii) of
                                                                                              Regulation S-X.
----------------- --------------------------------------------------------- --------------------------------------------------------
(a)     Audit      $44,000                  N/A            Audit fees        $40,000                N/A            Audit fees
        Fees                                               include                                                 include
                                                           amounts                                                 amounts
                                                           related to the                                          related to the
                                                           audit of the                                            audit of the
                                                           Registrant's                                            Registrant's
                                                           annual                                                  annual
                                                           financial                                               financial
                                                           statements and                                          statements and
                                                           services                                                services
                                                           normally                                                normally
                                                           provided by                                             provided by
                                                           the accountant                                          the accountant
                                                           in connection                                           in connection
                                                           with statutory                                          with statutory
                                                           and regulatory                                          and regulatory
                                                           filings.                                                filings.

----------------- --------------------------------------------------------- --------------------------------------------------------
(b)     Audit-     $19,500 (1)       $0                    $0                $18,540 (1)      $0                   $0
        Related
        Fees
----------------- --------------------------------------------------------- --------------------------------------------------------
(c)     Tax        $4,400 (2)        $0                    $0                $4,400 (2)       $0                   $0
        Fees

----------------- --------------------------------------------------------- --------------------------------------------------------
(d)     All        $0                $0                    $0                $0               $0                   $0
        Other
        Fees
----------------- ------------------------------------------------------------------------------------------------------------------

Notes:
   (1) Fees for agreed upon procedures performed in relation to the Fund's commercial paper issuance program.
   (2)     Fees for review of the Fund's federal, excise and state tax returns.

(e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves an a case-by-case basis each audit or non-audit service before the engagement.

(e)(2) 0%, 0% and 0%, respectively, of the audit-related fees, tax fees and other fees listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0%, 0% and 0%, respectively, of the audit related, fees, tax fees and other fees to the Registrant's service affiliates listed in the table above were approved by the Registrant's Audit Committee pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)        Not applicable.

(g) The aggregate non-audit fees and services billed by the Registrant's principal accountant for services rendered to the Registrant and the Registrant's investment adviser for the Registrant's fiscal year ended November 30, 2004 and the fiscal year ended November 30, 2003 were $0 and $0, respectively.

(h)        Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Kenneth F. Herlihy, George W. Grosz and C. Warren Ormerod.

(b) Not applicable

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Chartwell Investment Partners, L.P. (the "Adviser"), subject to the general oversight by the Registrant's Board of Directors. The Registrant expects the Adviser to vote proxies related to the Registrant's portfolio securities for which it has voting authority consistent with the Registrant's best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures which address, among other things, conflicts of interests that may arise between the interests of the Registrant and the interests of the Adviser and its affiliates. The Adviser's Proxy Voting Policies and Procedures is includes as an Exhibit hereto.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                             ADOPTED APRIL 11, 1997
                           AS AMENDED FEBRUARY 1, 2005


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

                             PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the following guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.


                           I. THE BOARD OF DIRECTORS

A.       DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis for director nominees, examining the following factors:

         o long-term corporate performance record of the company's stock relative to a market index;
         o  composition of board and key board committees;
         o  nominee's attendance at meetings (past two years);
         o  nominee's investment in the company;
         o  whether a retired CEO of the company sits on the board; and
         o  whether the board chairman is also serving as the company's CEO.

In certain cases, and when information is readily available, we also review:

         o  corporate governance provisions and takeover activity;
         o  board decisions regarding executive pay;
         o board decisions regarding majority-supported shareholder proposals in back-to-back years;
         o  director compensation; and
         o  interlocking directorships.

WITHHOLD votes from directors who are CEOs of publicly traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board.

WITHHOLD votes from directors who serve on more than six public company boards.

WITHHOLD votes from all directors (except from new nominees) of companies who have dead-hand or modified dead-hand features (e.g. slow-hand) in shareholder rights plan.

WITHHOLD votes from all directors (except from new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. (Pills adopted prior to this policy will not be considered.) WITHHOLD votes from the ENTIRE board (except from new nominees) in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withholds votes in the prior election has not been addressed. The adequacy of the company's response, if any, would be analyzed on a CASE-BY-CASE basis to determine if it represents an acceptable cure for the issue(s) that resulted in such a high level of withholds.

B.       CHAIRMAN AND CEO ARE THE SAME PERSON

Vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure including all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated duties. (The role may alternatively reside with a presiding director, vice chairman or rotating lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors
         -  Serves as liaison between the chairman and the independent directors
         -  Approves information sent to the board
         -  Approves meeting agendas for the board
         - Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items
         -  Has the authority to call meetings of the independent directors
         - If requested by major shareholders, ensures that he is available for consultation and direct communication

o    2/3 independent board
o    All independent key committees
o    Established governance guidelines
o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

C.       MAJORITY OF INDEPENDENT DIRECTORS

WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Vote FOR proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.



                           CATEGORIZATION OF DIRECTORS
INSIDE DIRECTOR (I)

o    Employee of the company or its affiliates1
o Nonemployee officer of the company if among the five most highly compensated individuals
o    Listed as a Section 16 officer2
o    Interim CEO
o Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power id distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

o    Board attestation that an outside director is not independent
o    Former CEO of the company or its affiliate1
o Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation
o Former executive of the company, an affiliate or an acquired firm within the past five years
o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years
o Executive, former executive, general or limited partner of a joint venture or partnership with the company
o    Relative3 of a current employee of company or its affiliates
o Relative3 of former executive, including CEO, of company or its affiliate within the last five years
o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates
o Employed by (or a relative is employed by) a significant customer or supplier4


----------------------------------
1 "Affiliate includes a subsidiary, sibling company or parent company.
2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology and accounting officers of a company (including the president, treasurer, secretary, controller or any vice president in charge of a principal business unit, division or policy function.
3 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws and anyone sharing the director's home

o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement4
o Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders
o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee5
o    Founder of the company but not currently an employee
o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates4

INDEPENDENT OUTSIDE DIRECTOR (IO)

o    No material6 connection to the company other than a board seat

D.       STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       MANDATORY HOLDING PERIODS

Review on a CASE-BY-CASE basis shareholder proposals asking companies to adopt holding periods for the executives, taking into account:

o Whether the company has any holding period or officer ownership requirements in place. These should consist of:
     * Rigorous stock ownership guidelines, or
     * A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
     * A meaningful retention ratio
Actual officer stock ownership and to what degree it meets or exceeds the proponent's suggested holding period or the company's own stock ownership or retention requirements.


----------------------------------
4 If the company makes or receives annual payments exceeding $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
5 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee committees (or, in the absence of such a committee, on the board).
6 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders. See AO materiality standards for guidance.

F.       TERM OF OFFICE

Vote AGAINST proposals to limit the tenure of outside directors.


G.       DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote on a CASE-BY-CASE basis proposals concerning director and officer indemnification and liability protection.

Vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to include coverage for acts or omissions, such as gross negligence or worse, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director or officer was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

H.       CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals to eliminate, direct or otherwise restrict charitable contributions.

I.       OPEN ACCESS

Review on a CASE-BY-CASE basis shareholder proposals asking for open access, taking into account:

     o   The ownership threshold proposed in the resolution
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

                               II. PROXY CONTESTS


A.       DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a CASE-BY-CASE basis when the election of directors is contested, examining the following factors:

         o long-term financial performance of the company relative to its industry;
         o  management's track record;
         o  background to the proxy contest;
         o  qualifications of director nominees (both slates);
         o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
         o  stock ownership positions of director nominees.


B.       REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a CASE-BY-CASE basis proposals to provide full reimbursement of expenses for dissidents waging a proxy contest.

                                 III. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless it appears that: an auditor has a financial interest in or association with the company that impairs the auditor's independence; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote AGAINST auditors and WITHHOLD votes from Audit Committee members if:
         Non-audit ("all other") fees > audit and audit-related fees + permissible tax fees


     o AUDIT FEES (includes statutory audits, comfort letters, attest services, consents, and review of filings with SEC)
     o AUDIT-RELATED FEES (includes employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards)
     o TAX FEES* [includes tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)]
     o   ALL OTHER FEES


Vote on a CASE-BY-CASE basis proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) taking into account

     o   Whether the non-audit fees are excessive (per the formula above) and
     o Whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

Vote on a CASE-BY-CASE basis on auditor rotation proposals:

     o   Tenure of Audit Firm
     o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
     o   Length of the rotation period advocated in the proposal
     o   Significant audit-related issues
     o Number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee

                           IV. PROXY CONTEST DEFENSES

A.       BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.


B.       SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


C.       CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to permit cumulative voting.

D.       SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.       SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


F.       SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


                            V. TENDER OFFER DEFENSES


A.       POISON PILLS

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis proposals to redeem a company's poison pill.

Vote on a CASE-BY-CASE basis management proposals to ratify a poison pill.


B.       FAIR PRICE PROVISIONS

Vote on a CASE-BY-CASE basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote FOR proposals to lower the shareholder vote requirement in existing fair price provisions.


C.       GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


D.       PALE GREENMAIL

Vote on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.       UNEQUAL VOTING RIGHTS

Vote AGAINST dual class exchange offers.

Vote AGAINST dual class recapitalizations.

F.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
         BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


H.       WHITE SQUIRE PLACEMENTS

Vote FOR proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


                     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A.       CONFIDENTIAL VOTING

Vote FOR proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


B.       EQUAL ACCESS

Vote FOR proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


C.       BUNDLED PROPOSALS

Vote on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when we believe the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.


D.       SHAREHOLDER ADVISORY COMMITTEES

Vote on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

E.       OUTSOURCING

Vote CASE-BY-CASE on proposals asking for companies to report on the risks associated with outsourcing or offshoring considering:

o    Risks associated with certain international markets
o    The utility of such a report to shareholders
o The existence of a publicly available code of corporate conduct that applies to international operations.

                             VII. CAPITAL STRUCTURE

A.       COMMON STOCK AUTHORIZATION

Vote on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.


B.       STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.


C.       REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.


D.       BLANK CHECK PREFERRED AUTHORIZATION

Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.


E.       PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


F.       ADJUST PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

G.       PREEMPTIVE RIGHTS

Vote on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


H.       DEBT RESTRUCTURINGS

Vote on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


I.       SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


                    VIII. EXECUTIVE AND DIRECTOR COMPENSATION


In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be [administered] DO YOU MEAN OVERSEEN? WHO WOULD BE DISINTERESTED OTHER THAN THE INDEPENDENT DIRECTORS, AND THEY SHOULDN'T BE ADMINISTERING. by a committee of [disinterested persons] independent directors; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

Vote FOR director equity plans that have reasonable costs, as measured by the binomial compensation model. However, for director equity plans that have excessive costs based on the binomial compensation model, we will review the qualitative features of board compensation, taking into account:

o    Director stock ownership guidelines
         -  A minimum of three times the annual cash retainer.

o    Vesting schedule or mandatory holding/deferral period
         - A minimum vesting of three years for stock options or restricted stock, or
         -  Deferred stock payable at the end of a three-year deferral period.

o    Mix between cash and equity
         - A balanced mix of cash and equity at the time of grant, for example, 40% cash/60% equity or 50% cash/50% equity.
         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o    Retirement/Benefit and Perquisites programs
         - No retirement/benefits and perquisites provided to non-employee directors.

o    Quality of disclosure
         - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee- meeting fees and equity grants.

To vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets ALL of the above qualitative features in its proxy statement.

A.       OBRA-RELATED COMPENSATION PROPOSALS

  AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE FEATURES

Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.




  AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.


  AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.


  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


B.       PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Vote on a CASE-BY-CASE basis all proposals that seek additional disclosure of executive and director pay information.

Vote on a CASE-BY-CASE basis all other proposals that seek to limit executive and director pay.

Vote FOR proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

C.       GOLDEN AND TIN PARACHUTES

Vote FOR proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.



D.       EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).



E.       401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

F.       SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

G.       PENSION PLAN ACCOUNTING/EXECUTIVE COMPENSATION

Vote FOR shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

H.       EQUITY-BASED COMPENSATION PLANS-BURN RATE*

Vote AGAINST equity plans that have high average three-year burn rate defined as:

     o The company's most recent three-year burn rate exceeds one standard deviation of its GICS** segmented by Russell 3000 index and non-Russell 3000 index and
     o The company's most recent three-year burn rate exceeds two percent of common shares outstanding.


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* Burn rate is calculated as the total number of equity awards (in the form of stock awards and stock options) granted in any given year divided by the number of common shares outstanding. The gross number of equity awards is considered in the burn rate calculation and is not discounted by cancelled or forfeited shares.
** Global Industry Classification Standard (GICS) by Standard & Poor and Morgan Stanley Capital International.

                           IX. STATE OF INCORPORATION


A.       VOTING ON STATE TAKEOVER STATUTES

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).



B.       VOTING ON REINCORPORATION PROPOSALS

Vote on a CASE-BY-CASE basis proposals to change a company's state of incorporation.


                     X. MERGERS AND CORPORATE RESTRUCTURINGS


A.       MERGERS AND ACQUISITIONS

Vote on a CASE-BY-CASE basis proposals related to mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to:

o    Prospects of the combined companies
o    Anticipated financial and operating benefits
o    Offer price (premium or discount)
o    Fairness opinion
o    How the deal was negotiated
o    Changes in corporate governance and their impact on shareholder rights
o    Change in the capital structure
o    Conflicts of interest


B.       CORPORATE RESTRUCTURING

Vote on a CASE-BY-CASE basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.       SPIN-OFFS

Vote on a CASE-BY-CASE basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


D.       ASSET SALES

Vote on a CASE-BY-CASE basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


E.       LIQUIDATIONS

Vote on a CASE-BY-CASE basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


F.       APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


G.       CHANGING CORPORATE NAME

Vote FOR changing the corporate name.


                             XI. MUTUAL FUND PROXIES


A.       ELECTION OF TRUSTEES

Vote on trustee nominees on a CASE-BY-CASE basis.


B.       INVESTMENT ADVISORY AGREEMENT
Vote on investment advisory agreements on a CASE-BY-CASE basis.

C.       FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.


D.       DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a CASE-BY-CASE basis.


                      XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general we ABSTAIN from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR proposals that seek additional disclosure or reports, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on social and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o    the percentage of sales, assets and earnings affected;
o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o whether the issues presented should be dealt with through government or company-specific action;
o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o whether the company's analysis and voting recommendation to shareholders is persuasive;
o    what other companies have done in response to the issue;
o    whether the proposal itself is well framed and reasonable;
o whether implementation of the proposal would achieve the objectives sought in the proposal; and
o whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

o    energy and environment
o    South Africa

o    Northern Ireland
o    military business
o    maquiladora standards and international operations policies
o    world debt crisis
o    equal employment opportunity and discrimination
o    animal rights
o    product integrity and marketing
o    human resources issues

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

     o Approximate costs of complying with current or proposed environmental laws
     o Steps company is taking to reduce greenhouse gasses or other environmental pollutants
     o    Measurements of the company's emissions levels
     o Reduction targets or goals for environmental pollutants including greenhouse gasses

Vote AGAINST proposals that require a set reduction in greenhouse gas emissions by restrictive time frames unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

Vote AGAINST proposals asking for investment in or increased investment in renewable energy sources.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal and environmental impact of continued use of genetically engineered (GE) ingredients/seeds, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure


     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
     o Any voluntary labeling initiatives undertaken or considered by the company

Vote AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Vote AGAINST the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote AGAINST requests for reports outlining potential environmental damage from drilling in the Arctic national wildlife refuge (ANSR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;
o    The company intends to pursue operations in the ANWR; and
o The company does not currently disclose an environmental risk report for their operations in the ANWR.

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ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on March 22, 2004.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.

Proxy Voting Policies and Procedures attached as EX-99.PROXYPOL


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date February 3, 2005






Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Winthrop S. Jessup
                                        -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)

Date     February 3, 2005


By (Signature and Title)*               /s/ G. Gregory Hagar
                                        ----------------------------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)

Date     February 3, 2005
* Print the name and title of each signing officer under his or her signature.